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                                                                      EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K/A into the Company's previously filed Registration Statement File No. 33-63359.

                                        s/Arthur Andersen LLP
                                        ---------------------
                                        ARTHUR ANDERSEN LLP

Atlanta, Georgia
    September 19, 1997


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